UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  September 7, 2005

SKYWEST, INC.
(Exact name of registrant as specified in its charter)

Utah	0-14719	87-0292166
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

444 South River Road
St. George, Utah		84790
(Address of principal executive offices)		(Zip Code)

(435) 634-3000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01                                       Completion of Acquisition or Disposition of Assets.

On September 13, 2005, SkyWest, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial 8-K”) to report the completion of the acquisition of Atlantic Southeast Airlines, Inc. (“ASA”).  The Initial 8-K is incorporated herein by reference.  The Company is filing this Amendment No. 1 to Current Report on Form 8-K to report the financial statements and unaudited pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K, respectively.

ITEM 9.01                                       Financial Statements and Exhibits.

(a)                                  Financial statements of businesses acquired.

The financial statements of ASA as of December 31, 2004 and the unaudited financial statements of ASA as of June 30, 2005 and for the six months ended June 30, 2005 and 2004 are filed with this Form 8-K/A as Exhibit 99.2.  The financial statements of ASA as of December 31, 2004 and 2003 and for the fiscal years ended December 31, 2004, 2003 and 2002, and the report of Deloitte & Touche LLP, independent auditors, thereon, (which report contains explanatory paragraphs relating to (1) ASA’s ability to continue as a going concern, (2) a change in the method by which ASA is compensated by Delta under the Delta Connection Agreement, effective January 1, 2003, and (3) ASA’s change in its method of accounting for goodwill and other intangible assets, effective January 1, 2002, to conform to Statement of Financial Accounting Standards No. 142), are filed with this Form 8-K/A as Exhibit 99.3.

(b)                                 Pro forma financial information.

The unaudited pro forma financial information included with this Form 8-K/A has been prepared to illustrate the pro forma effects of the acquisition of ASA.  The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2005 and the fiscal year ended December 31, 2004 are filed with this Form 8-K/A as Exhibit 99.4.  The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2005 and the fiscal year ended December 31, 2004 give effect to the acquisition of ASA as if it had occurred on January 1, 2004.  No pro forma balance sheet is included herein as the Company’s historical balance sheet as of September 30, 2005, included in the Company’s quarterly report on Form 10-Q for the quarter ended September 30, 2005, reflects the acquisition of ASA.  All pro forma information in this Form 8-K/A has been prepared for informational purposes only and does not purport to be indicative of the actual results of operation of the combined enterprise if the acquisition had actually occurred on the dates indicated or what may result in the future.

(c)                                  Exhibits.

Exhibit Number	Title of Document	Location

1.1

Amended and Restated Delta Connection Agreement, dated as of September 8, 2005, by and between SkyWest Airlines, Inc. and Delta Air Lines, Inc. (Confidential treatment has been requested for this exhibit and the confidential portions have been filed with the Securities and Exchange Commission)

*

1.2

Second Amended and Restated Delta Connection Agreement, dated as of September 8, 2005, by and between Atlantic Southeast Airlines, Inc. and Delta Air Lines, Inc. (Confidential treatment has been requested for this exhibit and the confidential portions have been filed with the Securities and Exchange Commission)

*

2.1	Stock Purchase Agreement, dated as of August 15, 2005, by and among SkyWest, Inc., Delta Air Lines, Inc., and ASA Holdings, Inc.	*

23.1	Consent of independent auditors	Filed herewith

99.1	Press release dated September 8, 2005	*

99.2

Financial statements of Atlantic Southeast Airlines, Inc. as of December 31, 2004 and the unaudited financial statements of Atlantic Southeast Airlines, Inc. as of June 30, 2005 for the six month periods ended June 30, 2005 and 2004.

Filed herewith

99.3

Report of Deloitte & Touche LLP, independent auditors, (which report contains explanatory paragraphs relating to (1) ASA’s ability to continue as a going concern, (2) a change in the method by which ASA is compensated by Delta under the Delta Connection Agreement, effective January 1, 2003, and (3) ASA’s change in its method of accounting for goodwill and other intangible assets, effective January 1, 2002, to conform to Statement of Financial Accounting Standards No. 142), and the financial statements of Atlantic Southeast Airlines, Inc. as of December 31, 2004 and 2003 and for the fiscal years ended December 31, 2004, 2003 and 2002

Filed herewith

99.4	Unaudited Pro Forma Condensed Combined Statements of Income for the nine months ended September 30, 2005 and the fiscal year ended December 31, 2004	Filed herewith

* Previously filed with the Initial 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYWEST, INC.

Date: November 14, 2005	By:	/s/ Bradford R. Rich
Bradford R. Rich, Executive Vice President,
Chief Financial Officer and Treasurer